UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004


                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                            43-1309065
(Commission File Number)                       (IRS Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                     63302
(Address of principal executive offices)                  (Zip Code)

                                 (636) 946-6525
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

On June 29, 2004, LMI Aerospace, Inc. issued a press release announcing a possible move to the Nasdaq Small Cap Market.

Item 7.  Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit Number    Description

         99.1              Text of press release dated June 29, 2004


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 30, 2004


                                     LMI AEROSPACE, INC.


                                     By:  /s/ Lawrence E. Dickinson
                                          -------------------------------------
                                          Lawrence E. Dickinson
                                          Chief Financial Officer and Secretary